SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                               JULY 24, 1995


                        OAK HILL SPORTSWEAR CORPORATION
          (Exact name of registrant as specified in its charter)


          NEW YORK                 0-5613                13-2625545
(State or other jurisdiction    (Commission           (I.R.S. Employer
     of incorporation           File Number)         Identification No.)
     or organization)





                     1411 BROADWAY, NEW YORK, NY 10018
          (Address of principal executive offices)  (zip code)


                             (212) 789-8900
            (Registrant's telephone number, including area code)


                             NOT APPLICABLE
       (Former name or former address, if changed since last report)






                      Exhibit Index appears on Page 5
                        Total Number of Pages:  10





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                             Page 2




ITEM 2. Pursuant to an Asset Purchase Agreement between Oak Hill Sportswear Corporation, a New York corporation (the "Company"), and Donnkenny Apparel, Inc. ("Donnkenny"), dated as of May 23, 1995, as amended (the "Asset Purchase Agreement"), the Company completed, on July 24, 1995, the sale (the "Sale") of the business and certain assets of the Company's Sportswear Division. The Sale occurred as of June 30, 1995, subject to the approval of the Company's shareholders. Such shareholder approval was obtained on July 24, 1995. The assets sold included the inventory, certain fixed assets, security deposits, trade names and trademarks, contracts and good will of the Company's Sportswear Division.

          The purchase price paid by Donnkenny was $14,615,983 in cash and the assumption of certain liabilities. The Company retained other liabilities relating to the Sportswear Division.
          $1,000,000 of the cash purchase price was placed in a one year escrow to provide security for the Company's indemnification obligations and its warranty of certain inventory under the Asset Purchase Agreement. The purchase price was based on an estimate of the net book value of the transferred tangible assets plus $2,000,000, and it is subject to a post-closing adjustment if the actual net book value is different from the estimated net book value. Donnkenny, a manufacturer and marketer of apparel, is an unaffiliated third party and the transaction was consummated on an arms length basis. Upon the consummation of the Sale, Arthur L. Asch and Michael A. Asch, the Chairman and Chief Financial Officer of the Company, respectively, became employees of Donnkenny. They also are continuing in their positions with the Company at a substantially reduced salary.

          After the Sale, the Company retains its Harmal Division, which manufactures women's accessories. The Company has not yet decided its future direction, which will depend, in part, upon the proceeds that it realizes from the Sale, after payment of the retained liabilities and the expenses incurred in connection therewith, and from certain of its other corporate assets.


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                             Page 3


ITEM 7.   (b)  PRO FORMA FINANCIAL INFORMATION.

               Pro Forma Unaudited Consolidated Balance Sheet as of March 31, 1995 and Pro Forma Unaudited Consolidated Statement of Operations for the year ended December 31, 1994 and the three months ended March 31, 1995 are incorporated by reference to "Pro Forma Consolidated Balance Sheet of the Company (Unaudited)" and "Oak Hill Sportswear Corporation Pro Forma Consolidated Statements of Operations (Unaudited)" in the Company's Definitive Proxy Statement dated June 28, 1995 (the "Proxy Statement").

          (c)  EXHIBITS

               2(a) Asset Purchase Agreement between Oak Hill Sportswear
                    Corporation and Donnkenny Apparel, Inc., dated as of May 23, 1995 (incorporated by reference to Annex A to the Proxy Statement).

               2(b) Amendment No. 1 to Asset Purchase Agreement between
                    Oak Hill Sportswear Corporation and Donnkenny
                    Apparel, Inc., dated as of June 26, 1995
                    (incorporated by reference to Annex A to the Proxy
                    Statement).

               99 Pro Forma Unaudited Consolidated Balance Sheet as of March 31, 1995 and Pro Forma Unaudited Consolidated Statement of Operations for the year ended December 31, 1994 and the three months ended March 31, 1995.



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                             Page 4




                               SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 7, 1995

                              OAK HILL SPORTSWEAR CORPORATION



                              By: /S/ Michael A. Asch
                                 ----------------------------
                                 Name:  Michael A. Asch
                                 Title:  Vice President and
                                         Chief Financial Officer





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                             Page 5



                            EXHIBIT INDEX



                                                                 Sequential
Exhibit No.                  Description                          Page No.
-----------        ------------------------------------------    ----------

   2(a)            Asset Purchase Agreement between Oak Hill          *
                   Sportswear Corporation and Donnkenny
                   Apparel, Inc., dated as of May 23, 1995.

   2(b)            Amendment No. 1 to Asset Purchase Agreement        *
                   between Oak Hill Sportswear Corporation and
                   Donnkenny Apparel, Inc., dated as of
                   June 26, 1995.

    99             Pro Forma Unaudited Consolidated Balance           6
                   Sheet as of March 31, 1995 and Pro Forma
                   Unaudited Consolidated Statement of
                   Operations for the year ended December 31, 1994 and the three months ended March 31, 1995.



_________________________

* Incorporated by reference to Annex A to Definitive Proxy Statement dated June 28, 1995.